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                                                                    EXHIBIT 23.2


               CONSENT OF MILLER, HAMILTON, SNIDER & ODOM, L.L.C.





                               CONSENT OF COUNSEL




To:  The Colonial BancGroup, Inc.

     We hereby consent to the use in this registration statement of The Colonial BancGroup, Inc., on Form S-8 of our name in this registration statement.



                           /s/ Miller, Hamilton, Snider & Odom, L.L.C.

                           MILLER, HAMILTON, SNIDER & ODOM, L.L.C.



Montgomery, Alabama
February 3, 1999














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